Commitments and contingencies	6 Months Ended
Jun. 30, 2018
Commitments And contingencies
Commitments and contingencies

13.Commitments and contingencies

In the first quarter of 2018, the Company’s wholly owned subsidiary, Talend, Inc., entered into an amendment to the lease at the Company’s corporate headquarters in Redwood City, California. The amendment expands the space currently occupied by the Company and increases the Company’s future minimum lease obligation by approximately $11.0 million over the lease term. The Company anticipates that it will begin incurring the additional obligation in the second half of 2018. Except for this amendment to the coporate headquarter’s lease, the commitments and contingencies that existed at December 31, 2017, concerning the operating lease arrangements and legal proceeding that arise in the ordinary course of business have not changed significantly during the six months ended June 30, 2018.